Exhibit 10.1

VOTING AGREEMENT AND IRREVOCABLE PROXY

This Voting Agreement and Irrevocable Proxy, dated as of October 26, 2017 (this “Agreement”), is made by and among Glacier Bancorp, Inc. (“GBCI”), Glacier Bank, a wholly owned subsidiary of GBCI (“Glacier Bank”), Inter-Mountain Bancorp., Inc., (“IMB”), First Security Bank, a wholly owned subsidiary of IMB (the “Bank”), Bruce A. Gerlach, as proxy (“Gerlach”), Steven E. Wheeler, as substitute proxy (“Substitute”), and the undersigned, each of whom is a shareholder of IMB (each, a “Shareholder”). This Agreement is effective upon the signing of the Merger Agreement (as defined below).

RECITAL

As an inducement for GBCI, Glacier Bank, IMB, and the Bank to enter into the Plan and Agreement of Merger, dated October 26, 2017 (the “Merger Agreement”), under which, among other things, IMB will merge with and into GBCI (the “Merger”), and the Bank will merge with and into Glacier Bank, each Shareholder agrees as follows:

AGREEMENT

1.	Voting of Shares. Each Shareholder will vote or cause to be voted at any shareholder meeting of IMB to approve the Merger Agreement or any related transaction, or any adjournment or postponement thereof (an “IMB Meeting”), all shares of IMB common stock that such Shareholder owns of record or beneficially, with power to vote or direct the voting of such shares (collectively, the “Owned Shares”), (a) in favor of (1) approval of the Merger Agreement and the transactions contemplated therein, including the Merger, (2) any other matter that is required to facilitate the transactions contemplated by the Merger Agreement, and (3) any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes to approve the Merger Agreement.

2.	Beneficial Ownership. On the date of this Agreement, each Shareholder represents and warrants, severally but not jointly, that the Owned Shares set forth on such Shareholder’s signature page (a) are owned of record or beneficially by the Shareholder in the manner reflected thereon, (b) include all of the shares of IMB common stock owned of record or beneficially by the Shareholder, and (c) are free and clear of any proxy or voting restriction, claims, liens, encumbrances, and security interests, except (if applicable) as set forth on the Shareholder’s signature page, which encumbrances or other items do not affect in any respect the ability of the Shareholder to perform the Shareholder’s obligations under this Agreement. As of the date of this Agreement, each Shareholder has and at any IMB Meeting each Shareholder will have (except as otherwise permitted by this Agreement) sole voting power and sole dispositive power with respect to all of the Shareholder’s Owned Shares, except as otherwise reflected on the Shareholder’s signature page.

3.	Proxy.

a.	Appointment of Proxy. In order to better effect the provisions set forth in Section 1 above, each Shareholder hereby revokes any previously executed proxies and hereby constitutes and appoints Gerlach, with full power of substitution, such Shareholder’s true and lawful proxy and attorney-in-fact (the “Proxy Holder”) to vote at any IMB Meeting all of the Shareholder’s Owned Shares as provided in Section 1 above, with such modifications to the Merger Agreement as the parties to the Merger Agreement may make; but this proxy will not apply with respect to any vote on the Merger Agreement if the Merger Agreement is amended so as to reduce the amount or form of consideration to be received by the shareholders of IMB or change the tax consequences of the receipt thereof under the Merger Agreement in its present form. This irrevocable proxy shall automatically terminate upon termination of this Agreement.

b.	Substitute. If for any reason Gerlach becomes unable to perform his duties as Proxy Holder under this Agreement, Gerlach hereby appoints Substitute as substitute proxy to act as the Proxy Holder. Substitute, by signing below as substitute proxy holder, agrees to vote all of each Shareholder’s Owned Shares at any IMB Meeting as provided in Section 1 above, with such modifications to the Merger Agreement as the parties to the Merger Agreement may make; but this proxy will not apply with respect to any vote on the Merger Agreement if the Merger Agreement is amended so as to reduce the amount or form of consideration to be received by the shareholders of IMB or change the tax consequences of the receipt thereof under the Merger Agreement in its present form. Notwithstanding the above, Gerlach may from time to time, in his discretion, appoint any other substitute proxy to act as the Proxy Holder upon notice to GBCI.

4.	Acknowledgments. Each Shareholder acknowledges that GBCI and IMB are relying on this Agreement in incurring expenses in connection with the transactions contemplated by the Merger Agreement and that the proxy granted under this Agreement is coupled with an interest and is irrevocable to the fullest extent permitted by applicable law. The Shareholders and IMB acknowledge that the performance of this Agreement is intended to benefit GBCI. The vote of the Proxy Holder will control in any conflict between such vote of the Owned Shares and a vote by any substitute proxy holder or the Shareholder, and IMB agrees to recognize the vote of the Proxy Holder.

5.	No Transfer. Until the earlier to occur of (a) the completion of the Merger or (b) the termination of the Merger Agreement, no Shareholder will sell, transfer, permit a lien or other encumbrance to be created with respect to, or grant any proxy in respect of (except for proxies solicited by the board of directors of IMB in connection with the IMB Meeting at which the Merger Agreement is presented for shareholder approval) any of the Owned Shares, unless all other parties to any such sale or other transaction enter into an agreement in form and substance satisfactory to GBCI embodying the benefits and rights contained in this Agreement.

6.	Miscellaneous.

a.	Individual Obligations. The obligations of each of the signatories to this Agreement are independent of one another and are not intended to be joint obligations of the undersigned. This Agreement is intended to be enforceable by GBCI or Glacier Bank against each Shareholder individually.

b.	Binding Effect. This Agreement will inure to the benefit of, and will be binding upon, each Shareholder’s heirs or legal representatives.

c.	Severability. If any provision of this Agreement or the application of such provision to any person or circumstances will be held invalid or unenforceable by a court of competent jurisdiction, such provision or application will be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, will not be affected.

d.	Reformation. If any court determines that the obligations and restrictions set forth in this Agreement are unenforceable, then the parties request such court to reform any unenforceable provisions to the maximum obligations or restrictions, term, and scope, as applicable, that such court finds enforceable.

e.	Expenses. Except as otherwise may be agreed in writing, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs, fees, and expenses.

f.	Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (i) in the case of an amendment, by GBCI and the Shareholder to be bound by such amendment and (ii) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

g.	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Montana. The parties must bring any legal proceeding arising out of this Agreement in the state courts situated in Kalispell, Montana or the federal district courts of the Missoula Division for the State of Montana. Each party consents to and submits to the jurisdiction of any such court.

h.	Remedies. Any breach of this Agreement entitles GBCI to injunctive relief and/or specific performance, as well as to any other legal or equitable remedies it may be entitled to, it being agreed that money damages alone would be an inadequate remedy for such breach. The rights and remedies of the parties to this Agreement are cumulative and not alternative.

i.	Termination of Agreement. This Agreement shall be effective from the date hereof and shall terminate and be of no further force and effect upon the earlier to occur of (i) the Effective Time (as defined in the Merger Agreement), (ii) such date and time as termination of the Merger Agreement in accordance with its terms, or (iii) upon mutual written agreement of the parties hereto to terminate this Agreement. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement.

j.	Counterparts. This Agreement may be executed in one or more counterparts, including facsimile and/or scanned counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same document.

- Signatures appear on the following pages –

This Voting Agreement and Irrevocable Proxy is dated as of the date set forth in the introductory paragraph.

GLACIER BANCORP, INC.		INTER-MOUNTAIN BANCORP., INC.

By:	Randall M. Chesler	By:	Bruce A. Gerlach
Its:	President and CEO	Its:	President and CEO

GLACIER BANK		FIRST SECURITY BANK

By:	Randall M. Chesler	By:	Steven E. Wheeler
Its:	President and CEO	Its:	President and CEO

PROXY HOLDER

Bruce A. Gerlach

SUBSTITUTE

Steven E. Wheeler

- Shareholders’ signatures appear on the following pages –

[Company Signature Page to Voting Agreement and Irrevocable Proxy]

This Voting Agreement and Irrevocable Proxy is dated as of the date set forth in the introductory paragraph.

SHAREHOLDER:

[Name]

[Name]

RECORD NAME OF SHAREHOLDER	NATURE OF OWNERSHIP	NUMBER OF OWNED SHARES

[Shareholder Signature Page to Voting Agreement and Irrevocable Proxy]